Filed pursuant to Rule 497(a)
File No. 333-175160
Rule 482ad

3700 Glenwood Ave., Ste. 530
Raleigh, NC 27612

TRIANGLE CAPITAL CORPORATION ANNOUNCES COMMENCEMENT OF PUBLIC OFFERING OF COMMON STOCK
RALEIGH, N.C., August 11, 2014 (GLOBE NEWSWIRE) -- Triangle Capital Corporation (NYSE:TCAP) (“Triangle” or the "Company") today announced the commencement of a public offering of 4,000,000 shares of common stock in an underwritten public offering. The Company also plans to grant the underwriters a 30-day option to purchase up to an additional 600,000 shares of its common stock.
The Company intends to invest the net proceeds of this public offering in lower middle market companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.
Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and Keefe, Bruyette & Woods, Inc. are acting as joint bookrunning managers of this offering. BB&T Capital Markets, a division of BB&T Securities, LLC and Janney Montgomery Scott LLC are acting as lead managers, and JMP Securities LLC and Sterne, Agee & Leach, Inc. are acting as co-managers for this offering.

This offering will be made pursuant to an effective shelf registration statement on Form N-2 that has been filed with the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick St., 2nd Floor, New York, NY 10014, 866-718-1649, or by email: prospectus@morganstanley.com; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 East Wisconsin Avenue, Milwaukee, WI 53202, by emailing syndicate@rwbaird.com, or by calling (800) 792-2473; or Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number 1-800-966-1559). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and prospectus contain this and other information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Triangle Capital Corporation
Triangle Capital Corporation (www.TCAP.com) invests capital in established companies in the lower middle market to fund growth, changes of control and other corporate events. Triangle offers a wide variety of investment structures with a primary focus on mezzanine financing with equity components. Triangle’s investment objective is to seek attractive returns by generating current income from debt investments and capital appreciation from equity related investments. Triangle’s investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions. Triangle typically invests $5.0 million - $35.0 million per transaction in companies with annual revenues between $20.0 million and $200.0 million and EBITDA between $5.0 million and $35.0 million.
Triangle has elected to be treated as a business development company under the Investment Company Act of 1940 ("1940 Act"). Triangle is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NYSE, federal and state laws and regulations. Triangle has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Triangle could have a material adverse effect on Triangle and its stockholders.
Forward Looking Statements
This press release may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company's control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future and some of these uncertainties are enumerated in Triangle’s filings with the Securities and Exchange Commission. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, each as filed with the Securities and Exchange Commission. Copies are available on the SEC’s website at www.sec.gov and stockholders may receive a hard copy of the completed audited financial statements free of charge upon request to the Company at 3700 Glenwood Avenue, Suite 530, Raleigh, NC 27612. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.
Contacts

Sheri Blair Colquitt
Vice President, Investor Relations
919-719-4784
scolquitt@tcap.com

Steven C. Lilly
Chief Financial Officer
919-719-4789
slilly@tcap.com
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